SCUDDER



Scudder Latin America Fund

Supplement to Prospectus
dated March 1, 1995

The  following   text  replaces  the  section
entitled    "Transaction    information    --
Exchanging and redeeming shares."

Exchanging and redeeming shares

Upon the  redemption  or  exchange  of shares
held  less  than a  year,  a fee of 2% of the
lower of the cost or the  current  net  asset
value  of the  shares  will be  assessed  and
retained  by the Fund for the  benefit of the
remaining shareholders. The fee is waived for
all   shares   purchased    through   certain
retirement  plans,  including  401(k)  plans,
403(b) plans, 457 plans, Keogh accounts,  and
Profit  Sharing  and Money  Purchase  Pension
Plans.  However,  this  fee  waiver  does not
apply to IRA and SEP-IRA  accounts.  This fee
is intended to encourage long-term investment
in the Fund, to avoid  transaction  and other
expenses caused by early redemptions,  and to
facilitate portfolio  management.  The fee is
not  a  deferred  sales  charge,   is  not  a
commission   paid  to  the   Adviser  or  its
subsidiaries,   and  does  not   benefit  the
Adviser  in any way.  The Fund  reserves  the
right to  modify  the  terms of or  terminate
this  fee at any  time.  The fee  applies  to
redemptions  from the Fund and  exchanges  to
other Scudder  funds,  but not to dividend or
capital gains  distributions  which have been
automatically reinvested in the Fund. The fee
is applied to the shares  being  redeemed  or
exchanged  in the  order in which  they  were
purchased. See "Exchanges and Redemptions" in
the   Fund's    Statement    of    Additional
Information for a more detailed description of the redemption fee.

December 1, 1995                      MIS74PS

SCUDDER


                             December 1, 1995

Dear Scudder Investor,

     The prospectus supplement on the reverse
side  contains  some  important   information
regarding   Scudder  Latin   America   Fund's
redemption fee. This 2% fee, charged upon redemption or exchange of shares held less than one year, will now be waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans.

     Please   contact  a   Scudder   Investor
Relations representative at 1-800-225-2470 between 8 a.m. and 8 p.m., eastern time, Monday through Friday, should you have any questions about this or any other Scudder
Fund.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.






This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                (over, please)

                           Scudder Latin America Fund
      Supplement to Statement of Additional Information dated March 1, 1995

         The following text replaces the section entitled "EXCHANGES AND REDEMPTIONS -- Special Redemption and Exchange Information for Scudder Latin America Fund."

         In general, shares of Latin America Fund may be exchanged or redeemed at net asset value. However, shares of the Fund held for less than one year are redeemable at a price equal to the greater of 98% of the then current net asset value per share or such higher percentage of current net asset value per share that represents the then current net asset value minus an amount equal to 2% of the cost of the shares. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption fee will not be applied to (a) a redemption of shares held in certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and profit sharing and money purchase pension plans (however, this fee waiver does not apply to IRA and SEP-IRA accounts), (b) a redemption of any shares of the Fund outstanding for one year or more, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or
(d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. For this purpose and without regard to the shares actually redeemed, shares will be redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a shareholder enters into a transaction in Fund shares which, although it may technically be treated as a redemption and purchase for recordkeeping purposes, does not involve the termination of economic interest in the Fund, no redemption fee will apply and applicability of the redemption fee, if any, on any subsequent redemption or exchange will be determined by reference to the date the shares were originally purchased, and not the date of the transaction.

December 1, 1995